Cash Overdrafts And Cash Equivalents	12 Months Ended
Dec. 31, 2018
Cash Overdrafts And Cash Equivalents [Abstract]
Cash Overdrafts And Cash Equivalents

9.     Cash Overdrafts and Cash Equivalents

Included in accounts payable are cash overdrafts of $13.8 million and $15.3 million as of December 31, 2018 and 2017, respectively.

From time to time throughout the year, we invest excess cash in money market funds directly with major commercial banks.  We closely monitor the creditworthiness of the institutions with which we invest our overnight funds. The amount invested was less than $100,000 for each balance sheet date presented.